Exhibit 99.2

Supplemental Operating and Financial Data
December 31, 2003
(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance it’s operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Income Statements

Funds From Operations
EBITDA
Selected Ratios & Bradley OP Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Value Creation Pipeline - 2003 Acquisitions / Dispositions
Value Creation Pipeline - 2003 Acquisitions Detail
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of December 31, 2003, we had a portfolio of 162 shopping centers totaling approximately 27.5 million square feet of company-owned gross leasable area, located in 29 states.   Our shopping center portfolio was approximately 92% leased as of December 31, 2003.  We also own 4 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA  02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida

Northbrook, Illinois

Peoria, Illinois

Hanover Park, Illinois

Speedway, Indiana

Lenexa, Kansas

Louisville, Kentucky

Redford, Michigan

Roseville, Minnesota

Florissant, Missouri

Omaha, Nebraska

Great Neck, New York

Charlotte, North Carolina

Franklin, Tennessee

Dallas, Texas

Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-

Moody’s:  Baa3

Fitch: BBB-

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 445-8434

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:                                 www.heritagerealty.com

Research Coverage:

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Goldman Sachs	Carey Callaghan	(212) 902-1000
	Michael Bilerman	(212) 902-1970

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

UBS Warburg	Keith Mills	(212) 713-3098
	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

US Bancorp Piper Jaffray	Andrew Rosivach	(212) 284-9304
	Brian Prenoveau	(212) 284-9308

Green Street Advisors	John Herald	(949) 640-8780
	Barbara Hoogland	(949) 640-8780

Heritage Property Investment Trust, Inc.

Financial Highlights
(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

Diluted Funds from Operations (FFO)	$31,295	$26,887	$116,654	$80,849 (1)
FFO per share - Diluted	$0.72	$0.64	$2.74	$2.18

Funds Available for Distribution (FAD)	$23,823	$19,386	$92,660	$69,828
FAD per share - Diluted	$0.55	$0.46	$2.18	$1.88

EBITDA	$51,186	$45,457	$193,706	$182,443
EBITDA per share - Diluted	$1.18	$1.09	$4.55	$4.92

Net Income (Loss) Attributable to Common Shareholders	$10,176	$9,066	$40,733	$(187)
Basic	$0.24	$0.22	$0.97	$(0.01)
Diluted	$0.24	$0.22	$0.96	$(0.01)

Dividends Paid per Share and Unit	$0.525	$0.525	$2.10	$2.32
Payout ratio of diluted FFO per share	73%	82%	77%	107%
Payout ratio of diluted FAD per share	96%	113%	96%	124%

Other Operating Items:
Total real estate revenue	$78,745	$71,551	$300,678	$276,173
Straight line rent	$1,743	$1,336	$5,962	$4,220
Lease termination fee income	$2,598	$65	$3,555	$896
Amortization of stock compensation	$1,165	$1,732	$5,999	$8,185
Capitalized interest expense	$—	$—	$—	$151
Scheduled principal amortization on mortgages	$2,628	$2,181	$9,975	$7,976

(1) - Funds from operations (FFO) and Diluted FFO for the year ended December 31, 2002 have been restated to exclude the $6.7 million loss on prepayment of debt, which was previously reported as an extraordinary item, from the calculation pursuant to the adoption of FASB No. 145,
Recissions of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections in 2003.

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets
(in thousands of dollars, except per-share data)

	December 31, 2003	December 31, 2002
	(unaudited)
ASSETS
Real estate investments	$2,409,928	$2,178,533
Less: accumulated depreciation	(242,953)	(170,029)
Real estate investments, net	2,166,975	2,008,504

Cash and cash equivalents	5,488	1,491
Accounts receivable, net of allowance for doubtful accounts of $8,770 in 2003 and $6,389 in 2002	25,514	22,836
Prepaids and other assets	13,477	11,162
Deferred financing and leasing costs	16,014	15,564
Total assets	$2,227,468	$2,059,557

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$632,965	$569,663
Unsecured notes payable	201,490	201,490
Line of credit facility	243,000	234,000
Accrued expenses and other liabilities	82,008	68,275
Accrued distributions	24,438	21,968
Total liabilities	1,183,901	1,095,396
Minority interests:
Series B Preferred Units	50,000	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,670	8,128
Other minority interest	2,425	2,425
Total minority interests	85,095	85,553

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 46,208,574 and 41,504,208 shares issued and outstanding at December 31, 2003 and 2002, respectively	46	42
Additional paid-in capital	1,136,516	1,006,416
Cumulative distributions in excess of net income	(176,267)	(126,803)
Unearned compensation	(1,823)	(1,047)
Total shareholders’ equity	958,472	878,608
Total liabilities and shareholders’ equity	$2,227,468	$2,059,557

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income
(in thousands of dollars, except per-share data)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
	(unaudited)		(unaudited)
Real estate revenue:
Rentals	$61,342	$54,042	$229,064	$206,718
Percentage rent	475	742	3,971	5,074
Recoveries	16,699	16,233	65,979	62,313
Other property	229	534	1,664	2,068
Total revenue	78,745	71,551	300,678	276,173
Real estate operating expenses:
Property operating expenses	11,492	10,270	44,038	38,937
Real estate taxes	11,276	11,252	43,676	40,723
Net operating income	55,977	50,029	212,964	196,513
Other operating expense (income):
Depreciation and amortization	21,192	17,888	78,964	70,023
Interest	18,070	16,595	69,415	72,312
General and administrative	4,812	5,150	20,965	23,351
Loss on prepayment of debt	—	—	—	6,749
Interest and other income	(24)	(24)	(320)	(88)
Total other operating expense (income)	44,050	39,609	169,024	172,347
Income before net gains (losses)	11,927	10,420	43,940	24,166
Net gains on sales of real estate investments	—	—	—	2,924
Net derivative losses	—	—	—	(7,766)
Income before allocation to minority interests	11,927	10,420	43,940	19,324
Income allocated to exchangeable limited partnership units	(87)	(106)	(257)	(216)
Income allocated to Series B & C Preferred Units	(1,664)	(1,664)	(6,656)	(6,656)
Income before discontinued operations	10,176	8,650	37,027	12,452
Discontinued operations:
Operating income from discontinued operations	—	416	1,023	1,607
Gains on sales of discontinued operations	—	—	2,683	384
Income from discontinued operations	—	416	3,706	1,991
Net income	10,176	9,066	40,733	14,443
Preferred stock distributions	—	—	—	(14,302)
Accretion of redeemable equity	—	—	—	(328)
Net income (loss) attributable to common shareholders	$10,176	$9,066	$40,733	$(187)

Basic per share data:
Income (loss) before discontinued operations	$0.24	$0.21	$0.88	$(0.07)
Income from discontinued operations	—	0.01	0.09	0.06

Income (loss) attributable to common shareholders	$0.24	$0.22	$0.97	$(0.01)

Diluted per share data:
Income (loss) before discontinued operations	$0.24	$0.21	$0.87	$(0.07)
Income from discontinued operations	—	0.01	0.09	0.06

Income (loss) attributable to common shareholders	$0.24	$0.22	$0.96	$(0.01)

Funds From Operations
(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Funds from Operations:
Net income	$10,176	$9,066	$40,733	$14,443
Add (deduct):
Depreciation and amortization (real estate-related)	21,032	17,715	78,347	69,498
Net gains on sales of real estate investments	—	—	(2,683)	(3,308)
Preferred stock dividends	—	—	—	(14,302)
Accretion of redeemable equity	—	—	—	(328)

Funds from Operations (FFO)	$31,208	$26,781	$116,397	$66,003

Funds from Operations - Diluted:

FFO	$31,208	$26,781	$116,397	$66,003
Add:
Assumed conversion of Series A 8.5% Cumulative Convertible Participating Preferred Stock	—	—	—	14,630
Income allocated to exchangeable limited partnership units	87	106	257	216

FFO - Diluted	$31,295	$26,887	$116,654	$80,849

Funds Available for Distribution
(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

Funds from Operations - Diluted	$31,295	$26,887	$116,654	$80,849
Add (deduct):
Straight line rent	(1,743)	(1,336)	(5,962)	(4,220)
Maintenance capital expenditures	(2,131)	(3,807)	(8,408)	(8,145)
Tenant improvement and leasing commissions	(5,165)	(4,555)	(16,869)	(16,337)
Capitalized interest	—	—	—	(151)
Loss on prepayment of debt	—	—	—	6,749
Amortization of financing costs	681	465	2,067	2,898
Amortization of debt premiums	(279)	—	(821)	—
Amortization of stock based compensation	1,165	1,732	5,999	8,185

Funds Available for Distribution	$23,823	$19,386	$92,660	$69,828

Weighted Average Shares Outstanding
(unaudited and in thousands of shares)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

Weighted average shares outstanding for basic net income (loss) attributable to common shareholders (EPS) and FFO per share	42,654	41,504	41,963	30,257

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	—	—	340	—
Stock options	362	—	211	—
Effect of dilutive stock-based compensation	28	27	22	29

Weighted average shares outstanding for diluted EPS	43,044	41,531	42,536	30,286

Dilutive common stock equivalents for FFO per share:

Assumed conversion of Series A 8.5% Cumulative Convertible Participating Preferred Stock	—	—	—	6,603
Weighted average exchangeable limited partnership units	340	340	340	223
Stock options	362	—	211	—
Effect of dilutive stock-based compensation	28	27	22	29

Weighted average shares outstanding for diluted FFO per share	43,384	41,871	42,536	37,112

EBITDA
(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
EBITDA:

Net income	$10,176	$9,066	$40,733	$14,443
Add (deduct):
Net gains on sales of real estate investments	—	—	(2,683)	(3,308)
Loss on prepayment of debt	—	—	—	6,749
Net derivative losses	—	—	—	7,766
Income allocated to exchangeable limited partnership units	87	106	257	216
Income allocated to Series B & C Preferred Units	1,664	1,664	6,656	6,656
Accelerated and non-recurring stock compensation	—	—	—	7,425
Depreciation and amortization	21,192	17,888	78,964	70,023
Interest	18,070	16,595	69,415	72,312
Taxes	(3)	138	364	161
EBITDA	$51,186	$45,457	$193,706	$182,443

Selected Ratios
(unaudited)

	Three Months Ended December 31, 2003	Year Ended December 31, 2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.29	2.25
EBITDA / (Interest+Principal+Preferred Distributions)
Interest Coverage Ratio	2.83	2.79
EBITDA / Interest

OPERATING RATIOS
General and administrative expense as a % of total revenue	6.1%	7.0%
Net operating income (NOI) margin	71%	71%
Property operating expense recovery ratio	73%	75%
Unencumbered NOI as a % of total NOI	56%	55%

Unsecured Notes Payable Covenant Ratios
(unaudited and in thousands of dollars)

As of and for the Three Months Ended December 31, 2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,409,928
Cash and cash equivalents	5,488
Prepaids and other assets	13,477

Total asset cost (GAAP basis)	$2,428,893

Mortgage loans payable	$632,965
Unsecured notes payable	201,490
Line of credit facility	243,000

Total outstanding debt	$1,077,455

Total outstanding debt / Total asset cost (GAAP basis)	44.4%
Test level	60.0%

INTEREST COVERAGE
Income available for debt service (EBITDA)	$51,186

Service charge (Interest expense)	$18,070

Annualized income available for debt service / Annualized service charge	2.83
Test level	1.50

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,428,893

Secured debt	$632,965

Secured debt / Total asset cost (GAAP basis)	26.1%
Test level	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,334,168

Unsecured notes payable	$201,490
Line of credit facility	243,000

Total unsecured debt	$444,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	300.2%
Test level	150.0%

Capital Structure

Debt
(in thousands of dollars)

Aggregate Principal December 31, 2003

Mortgage loans payable	$632,965
Unsecured notes payable	201,490
Line of credit facility	243,000

Total debt	$1,077,455

Equity
(in thousands)

	Shares & Units Outstanding at 12/31/03	$ Value Equivalent (1)
Common Stock	46,209	$1,314,646
Operating Partnership Units	340	9,673
Preferred Operating Partnership Units	3,000	75,000
		$1,399,319

Total market capitalization		$2,476,774

Total Debt to Total Market Capitalization		43.50%

(1) Value based on stock price of $28.45 per share as of the market close on December 31, 2003.

Debt Analysis
(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2004	2005	2006	2007	2008	Thereafter	Total (1)

Amount	$126,591	$287,650	$25,278	$35,006	$119,952	$472,555	$1,067,032

(1) The aggregate repayment amount of $1,067,032 does not reflect the unamortized mortgage loan premiums totaling $10,423 related to the assumption of nine mortgage loans with above-market contractual interest rates.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 12/31/03	Letters of Credit	Remaining Capacity

$350,000	$243,000	$—	$107,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$444,490	41.25%	4.44%	1.8 years
Secured Debt	632,965	58.75%	7.50%	6.5 years
Total Debt	$1,077,455	100.00%	6.24%	4.6 years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$258,094	23.95%	2.27%	1.8 years
Fixed Rate Debt	819,361	76.05%	7.49%	5.5 years
Total Debt	$1,077,455	100.00%	6.24%	4.6 years

Debt Maturities and Principal Payments
(in thousands of dollars)

Property	2004	2005	2006	2007	2008	Thereafter	Total

Mortgage loans payable:

Miracle Hills Park	$3,594	—	—	—	—	—	3,594
The Commons of Chancellor Park	12,374	—	—	—	—	—	12,374
Franklin Square	436	13,583	—	—	—	—	14,019
Williamson Square	337	10,833	—	—	—	—	11,170
Riverchase Village Shopping Center	310	9,764	—	—	—	—	10,074
Meridian Village Plaza (1)	270	292	4,841	—	—	—	5,403
Spring Mall	109	120	8,021	—	—	—	8,250
Southport Centre	—	76	160	9,764	—	—	10,000
Innes Street Market	326	352	380	12,098	—	—	13,156
Southgate Shopping Center	101	110	119	2,166	—	—	2,496
Salem Consumer Square	408	455	504	558	8,778	—	10,703
St. Francis Plaza	176	191	207	225	243	—	1,042
Buckingham Place (1)	57	63	69	74	79	5,054	5,396
County Line Plaza (1)	185	205	222	240	256	16,002	17,110
Trinity Commons (1)	154	171	185	200	214	13,776	14,700
8 shopping centers, cross collaterialized	1,577	1,705	1,843	1,993	2,154	72,132	81,404
Montgomery Commons (1)	71	79	86	94	100	7,437	7,867
Warminster Towne Center (1)	235	260	283	307	329	18,657	20,071
Clocktower Place (1)	108	121	132	144	154	12,009	12,668
545 Boylston Street and William J. McCarthy Building	603	655	711	772	838	31,808	35,387
29 shopping centers, cross collateralized	2,276	2,520	2,728	2,955	3,147	224,115	237,741
Spradlin Farm (1)	172	189	203	219	232	16,440	17,455
Bedford Grove	349	377	408	441	477	2,451	4,503
Berkshire Crossing	591	611	630	651	671	11,940	15,094
Grand Traverse Crossing	338	364	392	422	455	11,671	13,642
Salmon Run Plaza (1)	292	319	349	381	417	3,192	4,950
Elk Park Center	275	297	321	346	374	6,906	8,519
Grand Traverse Crossing - Wal-Mart	154	165	179	193	208	4,415	5,314
Montgomery Towne Center	351	382	393	307	335	5,626	7,394
Bedford Grove - Wal-Mart	141	152	164	178	191	3,382	4,208
Berkshire Crossing - Home Depot/Wal-Mart	221	239	258	278	300	5,542	6,838

Total mortgage loans payable	$26,591	44,650	23,788	35,006	19,952	472,555	622,542

Unsecured notes payable	100,000	—	1,490	—	100,000	—	201,490
Line of credit facility	—	243,000	—	—	—	—	243,000

Total indebtedness (1)	$126,591	287,650	25,278	35,006	119,952	472,555	1,067,032

(1) The aggregate repayment amount of $1,067,032 does not reflect the unamortized mortgage loan premiums totaling $10,423 related to the assumption of nine mortgage loans with above-market contractual interest rates.

Summary of Mortgage Loans Payable
(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At December 31, 2003 Unamortized Mortgage Premium	Carrying Value

Miracle Hills Park	Lutheran Brotherhood	Aug-04	8.28%	8.28%	$3,594	$—	$3,594
The Commons of Chancellor Park	Principal Mutual Life Insurance	Nov-04	8.48%	8.48%	12,374	—	12,374
Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	14,019	—	14,019
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	11,170	—	11,170
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	10,074	—	10,074
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,403	350	5,753
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,250	—	8,250
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	10,000	—	10,000
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	13,156	—	13,156
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,496	—	2,496
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,703	—	10,703
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	1,042	—	1,042
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,396	513	5,909
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	17,110	1,873	18,983
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,700	1,623	16,323
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	81,404	—	81,404
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,867	828	8,695
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	20,071	2,283	22,354
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,668	1,859	14,527
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	35,387	—	35,387
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	237,741	—	237,741
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,455	796	18,251
Bedford Grove	Sun America Life Insurance	Mar-12	7.86%	7.86%	4,503	—	4,503
Berkshire Crossing	M & T Bank	Nov-12	3.12%	3.12%	15,094	—	15,094
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,642	—	13,642
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,950	298	5,248
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,519	—	8,519
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,314	—	5,314
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	7,394	—	7,394
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,208	—	4,208
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,838	—	6,838

Total/Weighted average			7.50%	7.87%	$622,542	$10,423	$632,965

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/03	-	$100,000,000
Maturity	-	November 15, 2004
Interest rate	-	7.00%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/03	-	$100,000,000
Maturity	-	January 15, 2008
Interest rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/03	-	$1,490,000
Maturity	-	March 15, 2006
Interest rate	-	8.875%

Security Issued:	Series B Cumulative Redeemable Units of Bradley OP (1) Perpetual Preferred

Carrying value at 12/31/03	-	$50,000,000
Units Outstanding	-	2,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (February 23, 1999)

Security Issued:	Series C Cumulative Redeemable Units of Bradley OP (1) Perpetual Preferred

Carrying value at 12/31/03	-	$25,000,000
Units Outstanding	-	1,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (September 7, 1999)

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 12/31/03	-	$7,670,000
Units Outstanding	-	340,270 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 105 properties at December 31, 2003.

Portfolio Overview Summary - December 31, 2003

Number of shopping centers	162
Number of office buildings	4

Total real estate owned	166

Company-owned shopping center GLA	27,501,815
Company-owned office building net rentable square feet	281,102

Total	27,782,917

% Leased - Total Portfolio	92.0%

Average square foot size of shopping centers - Company-owned GLA	170,000
Average square foot size of shopping centers - Total GLA	202,000

Average number of shopping center anchor tenants	2.7

Grocer-anchored shopping centers as a % of total shopping centers	75%

% of total NOI produced by grocer-anchored shopping centers	71%

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total

East:
North Carolina	10	2,725,195	9.81%	$25,150,570	10.30%
New York	16	1,223,330	4.40%	18,132,221	7.43%
Massachusetts	6	1,102,146	3.97%	15,941,525	6.53%
Florida	5	1,036,299	3.73%	7,854,088	3.22%
Tennessee	3	887,818	3.20%	5,998,930	2.46%
New Hampshire	4	811,423	2.92%	6,062,918	2.48%
Pennsylvania	3	684,918	2.47%	5,532,554	2.27%
New Jersey	2	530,582	1.91%	5,075,604	2.08%
Alabama	3	450,172	1.62%	4,871,351	2.00%
Maine	1	254,378	0.92%	1,464,847	0.60%
Vermont	1	224,514	0.81%	1,851,335	0.76%
Mississippi	1	221,567	0.80%	2,984,346	1.22%
Virginia	1	181,055	0.65%	2,322,035	0.95%
Georgia	1	141,072	0.51%	710,513	0.29%
Connecticut	1	125,730	0.45%	1,194,167	0.49%
Subtotal	58	10,600,199	38.15%	$105,147,004	43.07%

Midwest:
Illinois	17	3,264,804	11.75%	$29,338,549	12.02%
Minnesota	17	2,642,820	9.51%	23,516,780	9.63%
Indiana	13	2,618,143	9.42%	17,577,375	7.20%
Missouri	9	1,609,963	5.79%	13,436,588	5.50%
Wisconsin	11	1,318,401	4.75%	9,858,248	4.04%
Texas	7	967,956	3.48%	12,173,544	4.99%
Kansas	6	932,186	3.36%	5,524,555	2.26%
Michigan	4	920,315	3.31%	7,365,579	3.02%
Iowa	7	726,552	2.62%	3,479,753	1.43%
Ohio	3	669,682	2.41%	5,123,662	2.10%
Kentucky	5	653,887	2.35%	5,104,604	2.09%
Nebraska	7	626,683	2.26%	4,684,187	1.92%
South Dakota	1	195,526	0.70%	1,406,844	0.58%
New Mexico	1	35,800	0.13%	417,366	0.17%
Subtotal	108	17,182,718	61.85%	$139,007,634	56.93%

Total	166	27,782,917	100.00%	$244,154,638	100.00%

Top Tenants by Annualized Base Rent

Tenant		# of Stores	Total GLA	GLA as a % of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business

1	TJX Companies (3)	46	1,437,140	5.17%	$12,582,837	5.15%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.59%	5,050,338	2.07%	Grocer
3	Supervalu (5)	10	674,962	2.43%	4,369,097	1.79%	Grocer
4	Roundy’s (6)	9	546,032	1.97%	3,591,942	1.47%	Grocer
5	Wal-Mart	9	842,962	3.03%	3,554,692	1.46%	Discount
6	Barnes & Noble	8	203,436	0.73%	3,297,311	1.35%	Books
7	Charming Shoppes (7)	38	316,183	1.14%	3,208,397	1.31%	Discount / Apparel
8	Home Depot	4	459,073	1.65%	3,061,173	1.25%	Home Improvement
9	OfficeMax	12	317,020	1.14%	3,020,690	1.24%	Office Products
10	Staples	11	278,043	1.00%	2,907,544	1.19%	Office Products
11	Hy-Vee	9	535,066	1.93%	2,601,987	1.07%	Grocer
12	Hallmark	40	205,722	0.74%	2,437,241	1.00%	Cards/Gifts
13	Blockbuster	24	149,198	0.54%	2,409,678	0.99%	Video Sales / Rentals
14	Walgreens	15	192,330	0.69%	2,334,466	0.96%	Drug Store
15	PetsMart	8	195,836	0.70%	2,222,520	0.91%	Pet Supplies
16	Circuit City	6	181,149	0.65%	2,188,855	0.90%	Electronics
17	Associated Wholesale Grocers (8)	6	401,848	1.45%	2,175,092	0.89%	Grocer
18	Linens N Things	6	179,705	0.65%	2,157,807	0.88%	Soft Goods
19	Dollar Tree	30	242,607	0.87%	2,118,525	0.87%	Discount
20	Safeway (9)	4	261,433	0.94%	2,054,368	0.84%	Grocer

(1)          We calculate annualized base rent for all leases in place in which tenants are in occupancy at December 31, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)          Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $244,154,638.

(3)          TJX Companies include: TJ Maxx (21), Marshalls (16),  A.J. Wright (5), Homegoods (2) and Bob’s Stores (2).

(4)          The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)          Supervalu Inc. includes: Cub Foods (7), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1).

(6)          Roundy’s, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)          Charming Shoppes includes: Fashion Bug (29), Lane Bryant (6) and Catherine’s (3).

(8)          Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less (1).

(9)          Safeway includes: Dominick’s (1), Randall’s Food Market (2) and Tom Thumb (1).

Anchor Lease Expiration Roll Out - December 31, 2003 (1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2004	20	729,631	4.5%	$4,108,633	3.5%	$5.63
2005	22	656,485	4.1%	3,884,223	3.3%	5.92
2006	37	1,462,087	9.1%	7,839,733	6.6%	5.36
2007	34	1,255,455	7.8%	8,062,894	6.8%	6.42
2008	36	1,364,235	8.5%	9,070,536	7.6%	6.65
2009	43	1,507,786	9.4%	12,786,827	10.8%	8.48
2010	29	1,035,624	6.4%	8,861,126	7.5%	8.56
2011	27	1,130,951	7.0%	9,554,984	8.0%	8.45
2012	22	746,159	4.6%	7,447,734	6.3%	9.98
2013	27	1,190,091	7.4%	8,993,271	7.6%	7.56
2014 and Thereafter	97	5,044,017	31.3%	38,264,887	32.2%	7.59

Totals	394	16,122,521	100.0%	$118,874,848	100.0%	$7.37

(1)          We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)          Represents Expiring Base Rent divided by Expiring Square Feet.

Non-Anchor Lease Expiration Roll Out - December 31, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004	497	1,185,704	12.56%	$15,900,939	11.98%	$13.41
2005	552	1,732,450	18.35%	23,770,069	17.92%	13.72
2006	536	1,622,378	17.18%	22,469,704	16.94%	13.85
2007	388	1,318,681	13.97%	18,506,099	13.95%	14.03
2008	373	1,347,850	14.28%	19,296,461	14.54%	14.32
2009	166	676,460	7.16%	9,024,434	6.80%	13.34
2010	90	376,046	3.98%	6,116,688	4.61%	16.27
2011	70	320,704	3.40%	4,690,625	3.54%	14.63
2012	63	258,010	2.73%	4,546,837	3.43%	17.62
2013	55	242,913	2.57%	3,788,755	2.86%	15.60
2014 and Thereafter	69	360,308	3.82%	4,569,143	3.44%	12.68

Totals	2,859	9,441,504	100.00%	$132,679,754	100.00%	$14.05

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

Total Lease Expiration Roll Out - December 31, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004	517	1,915,335	7.5%	$20,009,572	8.0%	$10.45
2005	574	2,388,935	9.3%	27,654,292	11.0%	11.58
2006	573	3,084,465	12.1%	30,309,437	12.0%	9.83
2007	422	2,574,136	10.1%	26,568,993	10.6%	10.32
2008	409	2,712,085	10.6%	28,366,997	11.3%	10.46
2009	209	2,184,246	8.5%	21,811,261	8.7%	9.99
2010	119	1,411,670	5.5%	14,977,814	6.0%	10.61
2011	97	1,451,655	5.7%	14,245,609	5.7%	9.81
2012	85	1,004,169	3.9%	11,994,571	4.8%	11.94
2013	82	1,433,004	5.6%	12,782,026	5.1%	8.92
2014 and Thereafter	166	5,404,325	21.1%	42,834,030	17.0%	7.93

Totals	3,253	25,564,025	100.0%	$251,554,602	100.0%	$9.84

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended December 31, 2003	Year Ended December 31, 2003	Year Ended December 31,
			2002	2001	2000	1999

New Leases
Number of new leases signed	48	238	268	231	127	76
GLA leased (sq. ft. at end of period)	157,486	1,011,736	1,061,614	849,453	484,814	482,215
New base rent/sq. ft. (1)	$12.60	$10.13	$10.48	$10.44	$12.16	$12.22
Expiring base rent/sq. ft. (2)	$12.33	$9.62	$9.55	$9.04	$10.39	$9.50
Percentage growth in base rent	2.2%	5.3%	9.7%	15.5%	17.0%	28.7%

Renewals
Number of renewals signed	81	392	398	337	150	118
GLA leased (sq. ft. at end of period)	377,347	1,863,236	1,577,270	1,144,299	439,509	365,786
New base rent/sq. ft.	$10.52	$10.62	$11.04	$10.92	$14.63	$15.29
Expiring base rent/sq. ft.	$10.13	$10.09	$10.51	$9.89	$12.92	$14.20
Percentage growth in base rent	3.8%	5.2%	5.0%	10.4%	13.3%	7.7%

Total New Leases and Renewals
Number of new leases and renewals signed	129	630	666	568	277	194
GLA leased (sq. ft. at end of period)	534,833	2,874,972	2,638,884	1,993,752	924,323	848,001
New base rent/sq. ft.	$11.13	$10.44	$10.81	$10.72	$13.34	$13.55
Expiring base rent/sq. ft.	$10.78	$9.92	$10.12	$9.53	$11.59	$11.53
Percentage growth in base rent	3.3%	5.2%	6.8%	12.5%	15.1%	17.5%

(1)          New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)          Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)          Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

Historical Capital Expenditures,
Tenant Improvement Costs and Leasing Commissions

	Three Months Ended December 31, 2003	Year Ended December 31, 2003	Year Ended December 31,
			2002	2001	2000	1999
Average number of square feet	27,379,000	26,792,000	25,117,000	23,308,000	13,303,000	7,639,000

Maintenance capital expenditures	$2,131,000	$8,408,000	$8,145,000	$5,466,000	$4,089,000	$2,229,000

Per square foot	$0.08	$0.31	$0.32	$0.23	$0.31	$0.29

Tenant improvements	$3,837,000	$11,938,000	$11,876,000	$12,615,000	$6,529,000	$3,855,000
Leasing commissions	1,328,000	4,931,000	4,461,000	2,030,000	1,035,000	737,000
Total	$5,165,000	$16,869,000	$16,337,000	$14,645,000	$7,564,000	$4,592,000

Per square foot	$0.19	$0.63	$0.65	$0.63	$0.57	$0.60

Same Property Analysis

(in thousands of dollars)

	Three Months Ended December 31,			Year Ended December 31,
	2003	2002		2003	2002

Total income	$72,074	$71,312		$264,029	$261,834
Operating expenses	(21,102)	(21,497)		(79,866)	(76,466)

Net operating income	50,972	49,815	2.3%	184,163	185,368	-0.7%

Less: Lease termination income	(2,533)	(65)		(2,100)	(534)
Add: Lease termination expense	—	—		500	—

Net operating income, as adjusted	$48,439	$49,750	-2.6%	$182,563	$184,834	-1.2%

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	94%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned) Marshalls Michaels	$956,739	$10.04

Montgomery Towne Center	1996	98%	176,361	266,895	225,415	Winn Dixie Supermarket (Non-Owned) Bed, Bath & Beyond Circuit City Carmike Cinemas (Non-Owned) Just for Feet Barnes & Noble Office Max	$2,166,627	$12.29

Riverchase Village SC	1994	93%	178,511	190,611	128,225	Bruno’s Supermarket Best Buy Barnes & Noble	$1,747,985	$9.79

Connecticut

Torrington Plaza	1963/1994	91%	125,730	132,930	42,037	TJ Maxx Staples	$1,194,167	$9.50

Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store Bealls Outlet	$606,409	$2.82

Naples Shopping Center	1962/1997	99%	198,904	202,404	162,486	Publix Supermarket Marshalls Linens N Things Office Depot Books A Million	$1,956,661	$9.84

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market K-Mart Rhodes Furniture Homegoods Sound Advice	$1,890,994	$8.16

Shoppers Haven Shopping Center	1959/1998	76%	207,049	207,049	88,404	Winn Dixie Supermarket Walgreens Bealls Outlet	$1,639,549	$7.92

Venetian Isle Shopping Center (8)	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket TJ Maxx Linens N Things PetsMart	$1,760,475	$9.60

Georgia
Shenandoah Plaza	1987	100%	141,072	144,072	113,922	Ingles Market Wal-Mart/Big Lots/ACS	$710,513	$5.04

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Illinois
Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$290,342	$4.71

Butterfield Square	1997	100%	106,767	121,370	51,677	Sunset Foods	$1,502,629	$14.07

The Commons of Chicago Ridge	1992/1999	100%	324,080	324,080	263,589	Home Depot Office Depot Marshalls Pep Boys (Ground Lease) Old Navy X Sport Fitness Michaels	$3,677,300	$11.35

The Commons of Crystal Lake	1995/1998	96%	273,060	365,335	210,569	Jewel Foods/Osco Drugs Marshalls Toys R Us Hobby Lobby (Non-Owned)	$3,117,087	$11.42

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	Malan Realty Investors, Inc./Hobby Lobby (Ground Lease) TJ Maxx	$1,625,510	$6.70

Fairhills Shopping Center	1971/1989	79%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$553,672	$5.14

Heritage Square	1992	98%	210,852	210,852	164,706	Circuit City Carson Furniture Gallery DSW Shoe Warehouse Rhodes Furniture	$2,589,184	$12.28

High Point Centre	1988	96%	240,002	240,002	141,068	Cub Foods Office Depot Babies R Us Big Lots	$2,365,916	$9.86

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned) Target (Non-Owned) Party Tree (Non-Owned)	$510,209	$13.17

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket Best Buy PetsMart TJ Maxx Kimco Realty Corp./K-Mart Sears OfficeMax Hollywood Park Target (Non-Owned) Kohl’s (Non-Owned) Menards (Non-Owned) Sony Theaters (Non-Owned)	$4,384,220	$8.97

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rollins Crossing	1995/1998	100%	150,576	344,696	283,704	Super K-Mart (Non-Owned) Sears Paint & Hardware Regal Cinema (Ground Lease)	$973,461	$6.46

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket U.S. Post Office	$1,120,653	$8.01

Sheridan Village	1954/1995	91%	303,896	303,896	177,409	Bergner’s Dept Store Cohen’s Furniture Co.	$2,272,727	$7.48

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$763,116	$9.03

Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$696,272	$7.09

Wardcliffe Shopping Center	1976/1977	89%	67,681	67,681	48,341	CVS Big Lots	$331,693	$4.90

Westview Center	1992	75%	326,072	416,872	184,265	Cub Foods Marshalls Value City Dept. Store (Non-Owned) Fashion Bug	$2,564,558	$7.87

Indiana

Apple Glen Crossing	2001/2002	97%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned) Kohl’s (Non-Owned) Dick’s Sporting Goods Best Buy (Ground Lease) PetsMart	$1,758,768	$11.69

County Line Mall	1976/1991	91%	265,596	268,396	213,950	Kroger Supermarket OfficeMax Old Time Pottery Sofa Express	$1,468,216	$5.53

Double Tree Plaza	1996	100%	98,342	110,342	49,773	Amelia’s Supermarket	$758,815	$7.72

Germantown Shopping Center	1985	72%	230,640	237,840	114,905	Beuhlers Supermarket Elder Beerman Dept Store Peebles Dept Store	$1,078,200	$4.67

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$424,644	$4.13

Lincoln Plaza	1968	86%	95,814	95,814	39,104	Kroger Supermarket	$636,918	$6.65

Martin’s Bittersweet Plaza	1992	99%	78,245	81,255	61,079	Martin’s Supermarket Osco Drug	$539,676	$6.90

Meridian Village	1990	98%	130,772	130,772	65,030	O’Malia’s Supermarket Godby Home Furnishings	$1,283,938	$9.82

Rivergate Shopping Center	1982	94%	133,086	137,486	108,086	Super Foods Wal-Mart	$504,524	$3.79

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Sagamore Park Centre	1982	95%	118,436	118,436	66,063	Payless Supermarket	$945,946	$7.99

Speedway SuperCenter	1960/1998	91%	569,879	569,879	252,624	Kroger Supermarket AJ Wright Kohl’s Sears Factory Card Outlet Old Navy Petco	$4,710,831	$8.27

The Village	1950	79%	312,187	314,987	98,025	US Factory Outlet AJ Wright Ind. Dept of Employment	$1,726,131	$5.53

Washington Lawndale Commons	1957/1993	81%	331,912	331,912	168,409	Stein Mart Dunham’s Sporting Goods Gensic’s Furniture House Jo-Ann Fabrics Books A Million Big Lots	$1,740,768	$5.24

Iowa

Burlington Plaza West	1989	28%	88,118	92,118	N/A	N/A	$216,788	$2.46

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples PetsMart Super Target (Non-Owned)	$645,534	$10.31

Kimberly West	1987/1997	86%	113,713	116,513	76,896	Hy-Vee Supermarket	$596,780	$5.25

Parkwood Plaza	1992	40%	126,369	126,369	N/A	N/A	$401,110	$3.17

Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket Big Lots	$483,179	$3.11

Spring Village	1980/1991	94%	90,263	92,763	45,763	Eagle Foods	$455,550	$5.05

Warren Plaza	1980/1993	96%	90,102	187,135	148,525	Hy-Vee Supermarket Target (Non-Owned)	$680,812	$7.56

Kansas

Mid State Plaza	1971	82%	286,601	293,101	152,692	Food 4 Less Sutherlands Lumber Hobby Lobby	$730,121	$2.55

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot	$1,281,391	$9.58

Shawnee Parkway Plaza	1979/1995	95%	92,213	92,213	59,128	Price Chopper Supermarket	$677,276	$7.34

Village Plaza	1975	96%	55,698	55,698	31,431	Falley’s Food 4 Less	$280,898	$5.04

Westchester Square	1968/1998	91%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,339,497	$8.12

West Loop Shopping Center	1986/1998	86%	199,032	199,032	78,558	Dillons Supermarket Waters True Value	$1,215,372	$6.11

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Kentucky
Camelot Shopping Center	1969/1997	69%	150,571	150,571	61,500	Winn Dixie Supermarket Gatti’s Pizza	$745,311	$4.95

Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket Frank’s Nursery (Non-Owned)	$384,247	$8.00

Midtown Mall	1970/1994	94%	153,828	153,828	106,271	Kroger Supermarket Big Lots/Odd Lots Gatti’s Pizza	$913,407	$5.94

Plainview Village Center	1977	96%	164,454	186,254	39,399	Kroger Supermarket	$1,454,103	$8.84

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket H.H. Gregg (Non-Owned)	$1,607,536	$11.73

Maine

Pine Tree Shopping Center	1958/1973	100%	254,378	254,378	200,178	Shaw’s Supermarket (Ground Lease) Ames Department Stores, Inc. Mardens Jo-Ann Fabrics AJ Wright	$1,464,847	$5.76

Massachusetts
Berkshire Crossing	1996	100%	441,412	441,412	389,561	Price Chopper Supermarket Wal-Mart (Ground Lease) Home Depot (Ground Lease) Staples Michaels Barnes & Noble	$3,430,852	$7.77

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$625,475	$8.01

Watertower Plaza	1988/1998	89%	296,320	296,320	194,078	Shaw’s Supermarket TJ Maxx OfficeMax Barnes & Noble Linens ‘N Things Petco Michaels	$3,657,382	$12.34

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot TJ Maxx	$1,019,227	$9.81

Michigan

Cherry Hill Marketplace	1992/1999	89%	122,132	125,032	53,739	Farmer Jacks	$1,284,335	$10.52

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease) Home Depot (Ground Lease) Borders (Ground Lease) Toys R Us Staples PetsMart	$2,672,301	$6.90

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

The Courtyard	1989	100%	125,967	265,622	219,421	V.G. Food Center OfficeMax Dunhams Sporting Goods Home Depot (Non-Owned)	$1,068,046	$8.48

Redford Plaza	1956/1987	98%	284,943	284,943	194,014	Kroger Supermarket Burlington Coat Factory Bally Total Fitness AJ Wright Aco Hardware The Resource Network	$2,340,897	$8.22

Minnesota

Austin Town Center	1999	47%	110,680	200,680	170,789	Staples Target (Non-Owned)	$481,584	$4.35

Brookdale Square	1971/1994	92%	185,883	185,883	159,402	Circuit City Office Depot Brookdale Theater Pep Boys Heart Alive Hennepin County	$1,172,764	$6.31

Burning Tree Plaza	1987/1998	99%	173,929	173,929	117,716	Best Buy TJ Maxx Hancock Fabrics Dunham’s Sporting Goods	$1,549,819	$8.91

Central Valu Center	1961/1984	95%	123,350	123,350	90,946	Rainbow Foods Slumberland Clearance	$855,545	$6.94

Division Place	1991	96%	129,353	134,353	24,016	TJ Maxx	$1,446,723	$11.18

Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods Target (Non-Owned) OfficeMax	$2,018,972	$9.85

Har Mar Mall	1965/1992	92%	434,228	434,228	226,838	Cub Foods Barnes & Noble Marshalls TJ Maxx AMC Theatres Michaels	$4,404,439	$10.14

Hub West (9) Richfield Hub	1952/1992	100%	214,855	217,655	129,400	Rainbow Foods Bally Total Fitness Marshalls Michaels	$2,372,796	$11.04

Marketplace at 42	1999	91%	120,343	150,543	72,371	Rainbow Foods Walgreens (Non-Owned)	$1,428,995	$11.87

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Roseville Center	1950/2000	89%	76,885	155,685	65,000	Rainbow Foods (Non-Owned)	$808,814	$10.52

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned) Best Buy Frank’s Nursery Super Target (Non-Owned) OfficeMax (Non-Owned)	$1,630,481	$13.05

Sun Ray Shopping Center	1958/1992	82%	284,962	284,962	141,575	Cub Foods (Ground Lease) TJ Maxx Bally Total Fitness Michaels	$1,498,004	$5.26

Ten Acres Center	1972/1986	99%	162,364	162,364	133,894	Cub Foods Burlington Coat Factory	$1,101,736	$6.79

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods Montgomery Ward (Non-Owned) North Memorial Medical	$1,000,502	$7.41

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned) Northern Tool and Equipment	$1,110,815	$12.63

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$634,791	$8.68

Mississippi

County Line Plaza	1997	98%	221,567	268,367	171,062	Haverty’s Furniture OfficeMax Barnes & Noble Old Navy Just For Feet Circuit City (Non-Owned)	$2,984,346	$13.47

Missouri

Clocktower Place	1987	100%	214,198	222,348	129,807	Dierberg’s Market TJ Maxx Office Depot	$2,325,807	$10.86

Ellisville Square	1990	98%	146,052	149,552	107,772	K-Mart Lukas Liquors	$1,363,386	$9.33

Grandview Plaza	1961/1991	90%	296,008	296,008	200,075	Schnuck’s Supermarket Old Time Pottery OfficeMax Walgreens	$1,990,074	$6.72

Hub Shopping Center	1972/1995	100%	163,072	163,072	103,322	Price Chopper Supermarket	$918,485	$5.63

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket Sutherlands (Non-Owned)	$980,967	$7.82

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$526,619	$7.36

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Marketplace at Independence	1988	98%	241,898	253,398	133,942	Price Chopper Supermarket Old Navy	$2,279,450	$9.42

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery Hobby Lobby Factory Oak Outlet	$1,573,770	$8.28

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket Westlake Hardware	$1,478,030	$9.14

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’s IGA Supermarket Shopko (Non-Owned)	$188,947	$5.49

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket Wal-Mart (Non-Owned)	$460,335	$5.47

Eastville Plaza	1986	97%	68,546	139,636	99,046	Hy-Vee Supermarket Menard’s (Non-Owned)	$556,597	$8.12

Edgewood Shopping Center	1980/1994	96%	172,729	399,279	210,020	SuperSaver Supermarket Osco Drug Target (Non-Owned)	$1,457,610	$8.44

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,199	$7.68

Miracle Hills Park	1988	58%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$467,759	$6.72

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket Movies 8	$1,031,740	$7.97

New Hampshire

Bedford Grove	1989	97%	216,941	216,941	175,745	Shop N’ Save Wal-Mart (Ground Lease)	$1,645,248	$7.58

Bedford Mall	1963/1999	91%	264,564	264,564	188,607	Marshalls Bob’s Stores Staples Linens N Things Decathalon Sports (Ground Lease) Hoyts Cinemas	$2,420,091	$9.15

Capitol Shopping Center	1961/1999	96%	182,971	189,971	129,551	Demoulas Market Basket Ames Department Stores, Inc. Marshalls	$1,038,896	$5.68

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket TJ Maxx	$958,683	$6.52

New Jersey

Cross Keys Common	1995	72%	371,128	371,128	139,095	Wal-Mart Staples	$2,732,423	$7.36

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls Clearview Cinema (Ground Lease) Michaels	$2,343,181	$14.70

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$417,366	$11.66

New York

College Plaza	1975/1994	96%	175,086	175,086	126,812	Bob’s Stores Marshalls Eckerd Drugs Staples	$1,425,709	$8.14

Dalewood I Shopping Center	1966/1995	97%	58,969	58,969	36,989	Pathmark	$840,540	$14.25

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket Bed, Bath & Beyond	$1,849,828	$22.75

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,192,247	$24.64

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$992,838	$16.20

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods TJ Maxx	$1,052,201	$14.63

Nesconset Shopping Center	1961/1999	99%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,584,959	$12.89

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,880,613	$20.96

Roanoke Plaza	1972/1994	100%	87,161	89,661	43,590	Best Yet Market TJ Maxx	$1,014,576	$11.64

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$583,245	$13.22

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket K-Mart (Non-Owned)	$1,088,024	$15.82

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$724,145	$8.57

Three Village Plaza	1964/1991	93%	77,458	77,458	40,455	Swezey and Newins	$789,250	$10.19

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$935,792	$17.67

North Carolina

The Commons at Chancellor Park	1994	99%	341,860	351,460	309,041	Home Depot (Ground Lease) Hobby Lobby Circuit City Marshalls Value City Gold’s Gym	$2,150,430	$6.29

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers Babies R US	$1,022,890	$6.95

Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned) Best Buy Ross Dress for Less Bed, Bath & Beyond Dollar Tree Pep Boys (Ground Lease) OfficeMax Michaels	$3,092,489	$9.71

Innes Street Market	1998	99%	349,356	349,356	296,740	Food Lion Supermarket Lowe’s Home Centers Tinseltown Cinema Marshalls Staples Circuit City Old Navy	$3,350,394	$9.59

McMullen Creek Shopping Center (10)	1988	89%	283,637	293,237	98,222	Winn Dixie Supermarket Burlington Coat Factory	$2,570,607	$9.06

New Centre Market	1998	97%	143,763	266,263	202,040	Target (Non-Owned) Marshalls PetsMart OfficeMax	$1,661,989	$11.56

Tarrymore Square	1989	80%	260,405	260,405	85,447	Marshalls Dick’s Sporting Goods	$2,092,062	$8.03

University Commons	1989	99%	231,943	231,943	131,873	Lowes Foods TJ Maxx AC Moore	$2,249,351	$9.70

University Commons Greenville	1996	100%	232,821	338,021	270,249	Kroger Supermarket TJ Maxx Circuit City Barnes & Noble Target (Non-Owned) Linens N Things	$2,631,034	$11.30

Wendover Place	1997	97%	415,775	547,075	441,954	Harris-Teeter/Michaels Kohl’s Dick’s Sporting Goods Babies R Us PetsMart Old Navy Linens N Things Target (Non-Owned)	$4,329,324	$10.41

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket Marc’s Pharmacy	$1,470,107	$9.36

Clock Tower Plaza	1989	99%	237,975	244,475	172,300	Ray’s Supermarket Wal-Mart	$1,379,906	$5.80

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods Office Depot Michigan Sporting Goods AJ Wright	$2,273,649	$8.28

Pennsylvania

Boyertown Plaza	1961	33%	83,229	88,629	N/A	N/A	$401,544	$4.82

Lehigh Shopping Center	1955/1999	76%	364,466	368,466	211,215	Giant Foods (Ground Lease) Mega Marshalls Staples D&D Budget & Clearance Frank’s Nursery	$2,118,620	$5.81

Warminster Towne Center	1997	100%	237,223	317,906	260,066	Shop Rite Supermarket Kohl’s (Non-Owned) Ross Dress for Less PetsMart OfficeMax Pep Boys Rag Shop Old Navy	$3,012,390	$12.70

South Dakota

Baken Park	1962/1997	96%	195,526	195,526	95,039	Nash Finch Supermarket Ben Franklin Boyd’s Drug	$1,406,844	$7.20

Tennessee

Oakwood Commons (11)	1989/1997	66%	291,527	294,277	105,800	Publix Supermarket Peebles Dept. Store	$1,673,156	$5.74

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods K-Mart Goody’s Family Clothing World Gym	$1,966,405	$7.44

Williamson Square (12)	1988/1993	88%	331,931	342,181	167,287	Kroger Supermarket Hobby Lobby USA Baby Hancock Fabrics	$2,359,369	$7.11

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores Big Lots	$1,017,116	$6.77

The Crossing	2000/2001	92%	186,925	253,304	150,963	Kroger Signature (Non-Owned) Kohl’s (Ground Lease)	$2,036,230	$10.89

Las Colinas Village	2001/2002	82%	104,803	131,803	24,025	Staples	$1,713,891	$16.35

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$677,995	$8.62

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Randall’s Fairmont	1985/2003	93%	104,708	110,908	55,008	Randall’s Food Market	$984,311	$9.40

Royal Oaks Village	2001/2002	97%	145,286	145,286	83,652	HEB Grocery	$2,829,022	$19.47

Trinity Commons (13)	1998	96%	197,356	197,356	84,228	Tom Thumb DSW Shoe Warehouse	$2,914,979	$14.77

Vermont

Rutland Plaza	1966/1996	100%	224,514	224,514	182,264	Price Chopper Supermarket Wal-Mart TJ Maxx Plaza Movie Plex	$1,851,335	$8.25

Virginia

Spradlin Farm	2000/2001	99%	181,055	442,055	366,962	Home Depot (Non-Owned) Target (Non-Owned) TJ Maxx Barnes & Noble Michaels Goody’s Family Clothing	$2,322,035	$12.83

Wisconsin

Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$692,785	$8.69

Fitchburg Ridge	1980	80%	50,555	61,805	16,631	Wisconsin Dialysis	$299,846	$5.93

Fox River Plaza	1987	99%	169,883	173,383	137,113	Pick ‘N Save Supermarket K-Mart	$801,189	$4.72

Garden Plaza	1990	86%	80,099	80,099	49,564	Pick ‘N Save Supermarket	$469,649	$5.86

Madison Plaza	1988/1994	37%	127,584	127,584	N/A	N/A	$458,939	$3.60

Mequon Pavilions	1967/1991	92%	211,425	211,425	65,995	Jewel Foods / Osco Drugs Bed, Bath & Beyond	$2,558,341	$12.10

Moorland Square	1990	99%	98,288	195,388	149,674	Pick ‘N Save Supermarket K-Mart (Non-Owned)	$790,213	$8.04

Oak Creek Centre	1988	99%	91,510	99,510	50,000	Sentry Supersaver	$639,742	$6.99

Park Plaza	1959/1993	93%	113,828	113,828	74,213	Sentry Foods Big Lots	$702,756	$6.17

Spring Mall	1967/1994	90%	210,421	210,421	140,041	Pick ‘N Save Supermarket TJ Maxx Walgreens	$1,539,315	$7.32

Taylor Heights	1989	100%	85,072	223,862	158,630	Piggly Wiggly Foods Wal-Mart (Non-Owned)	$905,473	$10.64

TOTAL SHOPPING CENTERS		92%	27,501,815	32,696,281	20,700,689		$234,767,795	$8.54

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2003	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Office Buildings:

William J. McCarthy Building	1963/1995	97%	93,211	93,211		NETT Heritage Clarke & Company	$3,810,267	$40.88

545 Boylston Street	1972/1996	99%	89,208	89,208		Allied Advertising Trinity Church	$3,398,322	$38.09

Executive Office Building	1970	95%	40,180	40,180		Lipner Gordon & Co. Norca Corporation Sol G Atlas Realty Heritage	$980,606	$24.41

Fortune Office Building	1969	89%	58,503	58,503		N/A	$1,197,648	$20.47

TOTAL OFFICE BUILDINGS		96%	281,102	281,102			$9,386,843	$33.39

TOTAL PORTFOLIO		92%	27,782,917	32,977,383			$244,154,638	$8.79

Property Listing Notes

(1)                   Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)                   Represents gross leasable area owned by us, including 1,400,533 square feet of gross leaseable area subject to ground leases and excludes 5,194,466 square feet of non-owned gross leasable area.

(3)                   Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.4 million square feet of ground leased gross leaseable area.

(4)                   Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)                   We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)                   We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at December 31, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)                   Represents Annualized Base Rent divided by Company Owned GLA at December 31, 2003.

(8)                   Property contains 11,697 square feet of office space.

(9)                   Property is comprised of two shopping centers.

(10)             Property contains 32,406 square feet of office space.

(11)             We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)             Williamson Square is owned in a joint venture of which we own 60%.

(13)             We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Value Creation Pipeline - 2003 Acquisitions/Dispositions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment	Percent Leased

Spradlin Farm	Jan-03	181,055	442,055	$23,723,000	99%
Meridian Village	Apr-03	130,772	130,772	$13,567,000	98%
Clocktower Place	Jun-03	214,198	222,348	$24,171,000	100%
Trademark Portfolio (8 properties)	Oct-03 / Nov-03	1,189,523	1,341,902	$162,752,000	94%

Total Acquisitions		1,715,548	2,137,077	$224,213,000	96%

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain

General Host (6 properties) and Sambo’s Restaurants (3 properties)	Single Tenant Properties	Jan-03	$2,196,000	$1,575,000	$621,000
Subway	Single Tenant Properties	Feb-03	188,000	—	188,000
River Ridge Marketplace	Retail Shopping Center	Sep-03	13,153,000	11,279,000	1,874,000

Total Dispositions			$15,537,000	$12,854,000	$2,683,000

PROPERTY NAME:	Spradlin Farm
LOCATION:	Christianburg, VA
COMPANY OWNED GLA:	181,055
TOTAL GLA:	442,055
YEAR BUILT/RENOVATED:	2000/2001
PURCHASE PRICE:	$23.7 million
CLOSING DATE:	January 23, 2003
% LEASED :	99%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Goody’s Family Clothing	35,000	1/31/2011
TJ Maxx	30,000	10/31/2010
Barnes & Noble	20,925	2/1/2014
Michael’s	20,037	2/28/2011
Home Depot (Non-owned)	137,000
Target (Non-owned)	124,000

PROPERTY NAME:	Meridian Village
LOCATION:	Carmel, IN
COMPANY OWNED GLA:	130,772
TOTAL GLA:	130,772
YEAR BUILT/RENOVATED:	1990
PURCHASE PRICE:	$13.6 million
CLOSING DATE:	April 1, 2003
% LEASED :	98%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

O’Malia’s	40,000	11/11/2010
Godby’s Home Furnishings	25,030	6/30/2011

PROPERTY NAME:	Clocktower Place
LOCATION:	Florissant, MO
COMPANY OWNED GLA:	214,198
TOTAL GLA:	222,348
YEAR BUILT/RENOVATED:	1987
PURCHASE PRICE:	$24.2 million
CLOSING DATE:	June 19, 2003
% LEASED :	100%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Dierberg’s Market	73,838	11/30/2007
Office Depot	30,033	4/30/2009
TJ Maxx	25,936	1/31/2008

PROPERTY NAME:	The Trademark Portfolio
LOCATION:	Texas: Fort Worth, Houston, Irving, Pasadena,
North Richland Hills, Richardson & Webster
Mississippi: Jackson
COMPANY OWNED GLA:	1,189,523
TOTAL GLA:	1,341,902
YEAR BUILT/RENOVATED:
Buckingham Place	1980/1997
County Line Plaza	1997
Las Colinas Village	2001/2002
Randall’s Bay Area	1989/2001
Randall’s Fairmont	1985/2003
Royal Oaks Village	2001/2002
The Crossing	2000/2001
Trinity Commons	1998
PURCHASE PRICE:	$162.8 million
CLOSING DATE:	October 16, 2003 / November 19, 2003
% LEASED :	94%
FUNDING SOURCE:	Line of credit, short-term bridge loan & assumed mortgage loans payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Buckingham Place
Minyard Food Stores	70,674	9/30/2017
Big Lots	25,600	5/31/2006
County Line Plaza
Haverty’s Furniture	43,012	4/30/2013
OfficeMax	36,000	4/30/2012
Barnes & Noble	25,050	7/31/2012
Old Navy	25,000	8/31/2007
Just For Feet	16,000	4/30/2012
Circuit City (Non-Owned)	26,000
Las Colinas Village
Staples	24,025	7/31/2015
Randall’s Bay Area
Randall’s Food Market	55,200	6/30/2016
Randall’s Fairmont
Randall’s Food Market	55,008	7/24/2016
Royal Oaks Village
HEB Grocery	83,652	12/31/2016
The Crossing
Kroger Signature (Non-Owned)	64,379
Kohl’s (Ground Lease)	86,584	2/1/2020
Trinity Commons
Tom Thumb	63,828	8/15/2018
DSW Shoe Warehouse	20,400	2/28/2009

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.